                                                                   Exhibit 99.09




                    [LETTERHEAD OF FIRST USA APPEARS HERE]


                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                                FIRST USA BANK

                -----------------------------------------------

               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1994-7

                -----------------------------------------------

                Monthly Period:                   10/01/96 to
                                                  10/31/96
                Distribution Date:                11/15/96
                Transfer Date:                    11/14/96

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1994-7 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Monthly Distribution.
     -------------------------------------------------------

     1.  The total amount of the distribution to
         Certificateholders on the Distribution Date per $1,000 original certificate principal amount

                                   Class A                           $4.78347223
                                   Class B                            4.97291666
                                   Collateral Inv. Amt.               5.10208337
                                                          ----------------------
                                   Total (weighted avg.)             $4.82924044

     2. The amount of the distribution set forth in paragraph 1 above in respect of interest on the Certificates, per $1,000 original certificate principal amount

                                   Class A                           $4.78347223
                                   Class B                            4.97291666
                                   Collateral Inv. Amt.               5.10208337
                                                          ----------------------
                                   Total (weighted avg.)             $4.82924044
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                       Series 1994-7
Page 2


     3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount

                                   Class A                           $0.00000000
                                   Class B                            0.00000000
                                   Collateral Inv. Amt.               0.00000000
                                                          ----------------------
                                   Total                             $0.00000000

B.   Information Regarding the Performance of the Trust.
     ---------------------------------------------------

     1.  Allocation of Principal Receivables.
         ------------------------------------

         The aggregate amount of Allocations of
         Principal Receivables processed during
         the Monthly Period which were allocated
         in respect of the Certificates

                                   Class A                        $79,999,387.59
                                   Class B                          6,257,741.85
                                   Collateral Inv. Amt.            10,126,531.84
                                                          ----------------------
                                   Total                          $96,383,661.28
                                                          ======================

     2.  Allocation of Finance Charge Receivables.
         -----------------------------------------

         (a)   The aggregate amount of Allocations of
               Finance Charge Receivables processed
               during the Monthly Period which were
               allocated in respect of the Certificates

                                   Class A                        $11,407,578.67
                                   Class B                            893,365.51
                                   Collateral Inv. Amt.             1,443,134.75
                                                          ----------------------
                                   Total                          $13,744,078.93
                                                          ======================

         (b)   Principal Funding Investment Proceeds
               (to Class A)                                                  N/A
         (c)   Withdrawals from Reserve Account
               (to Class A)                                                  N/A
                                                          ----------------------
                Class A Available Funds                           $11,407,578.67
                                                          ======================


     3.  Principal Receivables/Investor Percentages
         --------------------------------------------

         (a)   The aggregate amount of Principal
               Receivables in the Trust as of the
               last day of the Monthly Period
                                                              $16,892,367,448.16
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                        Series 1994-7
Page 3

         (b) Invested Amount as of the last day of the preceding month (Adjusted Class A Invested
               Amount during Accumulation Period)

                                   Class A                       $750,000,000.00
                                   Class B                         58,735,000.00
                                   Collateral Inv. Amt.            94,880,000.00
                                                          ----------------------
                                   Total                         $903,615,000.00
                                                          ======================

         (c)   The Floating Allocation Percentage: The
               Invested Amount set forth in paragraph
               3(b) above as a percentage of the
               aggregate amount of Principal Receivables as of the Record Date set forth in paragraph 3(a) above

                                   Class A                                4.440%
                                   Class B                                0.348%
                                   Collateral Inv. Amt.                   0.562%
                                                          ----------------------
                                   Total                                  5.350%

         (d)   During the Amortization Period: The
               Invested Amount as of _______ (the
               last day of the Revolving Period)
                                   Class A                                  N.A.
                                   Class B                                  N.A.
                                   Collateral Inv. Amt.                     N.A.
                                                          ----------------------
                                   Total                                    N.A.

         (e)   The Fixed/Floating Allocation Percentage:
               The Invested Amount set forth in paragraph
               3(d) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph 3(a) above

                                   Class A                                  N.A.
                                   Class B                                  N.A.
                                   Collateral Inv. Amt.                     N.A.
                                                          ----------------------
                                   Total                                    N.A.

     4.  Delinquent Balances.
         --------------------

         The aggregate amount of outstanding balances in
         the Accounts which were delinquent as of the end
         of the day on the last day of the Monthly Period
                                                                 Aggregate
                                                                  Account
                                                                  Balance
                                                          ----------------------

         (a)   35 - 64 days                                      $347,434,513.80
         (b)   65 - 94 days                                       211,270,234.43
         (c)   95 - 124 days                                      160,220,603.53
         (d)   125 - 154 days                                     122,449,636.97
         (e)   155 - 184 days                                     112,592,948.22
         (f)   185 or more days                                    87,401,200.13
                                                          ----------------------
                                   Total                       $1,041,369,137.08
                                                          ======================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                        Series 1994-7
Page 4

     5.  Monthly Investor Default Amount.
         --------------------------------

         (a)   The aggregate amount of all defaulted
               Principal Receivables written off as
               uncollectible during the Monthly Period
               allocable to the Invested Amount (the
               aggregate "Investor Default Amount")

                                   Class A                         $3,334,425.36
                                   Class B                            261,129.96
                                   Collateral Inv. Amt.               421,827.04
                                                          ----------------------
                                   Total                           $4,017,382.36
                                                          ======================

         (b)   The amount set forth in paragraph 5(a)
               above in respect of the Monthly Investor
               Default Amount, per original $1,000
               interest

                                   Class A                                 $4.45
                                   Class B                                  4.45
                                   Collateral Inv. Amt.                     4.45
                                                          ----------------------
                                   Total                                   $4.45
                                                          ======================


     6.  Investor Charge-Offs & Reimbursements of Charge-Offs.
         -----------------------------------------------------

         (a)   The aggregate amount of Class A Investor
               Charge-Offs and the reductions in the
               Class B Invested Amount and the Collateral
               Invested Amount

                                   Class A                                 $0.00
                                   Class B                                  0.00
                                   Collateral Inv. Amt.                     0.00
                                                          ----------------------
                                   Total                                   $0.00
                                                          ======================



         (b) The amounts set forth in paragraph 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Certificateholder's investment)

                                   Class A                                 $0.00
                                   Class B                                  0.00
                                   Collateral Inv. Amt.                     0.00
                                                          ----------------------
                                   Total                                   $0.00
                                                          ======================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                         Series 1994-7
Page 5


         (c)   The aggregate amount of Class A Investor
               Charge- Offs reimbursed and the
               reimbursement of reductions in the Class
               B Invested Amount and the Collateral
               Invested Amount

                                   Class A                                 $0.00
                                   Class B                                  0.00
                                   Collateral Inv. Amt.                     0.00
                                                          ----------------------
                                   Total                                   $0.00
                                                          ======================


         (d)   The amount set forth in paragraph 6(c)
               above, per $1,000 interest (which will
               have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                                   Class A                                 $0.00
                                   Class B                                  0.00
                                   Collateral Inv. Amt.                     0.00
                                                          ----------------------
                                   Total                                   $0.00
                                                          ======================


     7.  Investor Servicing Fee.
         -----------------------

         (a)   The amount of the Investor Monthly
               Servicing Fee payable by the Trust to
               the Servicer for the Monthly Period

                                   Class A                           $937,500.00
                                   Class B                             73,418.75
                                   Collateral Inv. Amt.               118,600.00
                                                          ----------------------
                                   Total                           $1,129,518.75
                                                          ======================


         (b)   The amount set forth in paragraph
               7(a) above, per $1,000 interest

                                   Class A                           $1.25000000
                                   Class B                            1.25000000
                                   Collateral Inv. Amt.               1.25000000
                                                          ----------------------
                                   Total                             $1.25000000
                                                          ======================


     8.  Reallocated Principal Collections
         ---------------------------------

         The amount of Reallocated Collateral and Class B Principal Collections applied in respect of Interest Shortfalls, Investor
         Default Amounts or Investor Charge-Offs
         for the prior month.

                                   Class B                                  0.00
                                   Collateral Inv. Amt.                     0.00
                                                          ----------------------
                                   Total                                   $0.00
                                                          ======================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                        Series 1994-7
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     9.  Collateral Invested Amount.
         --------------------------

         (a)     The amount of the Collateral Invested
                 Amount as of the close of business on
                 the related Distribution Date after
                 giving effect to withdrawals, deposits
                 and payments to be made in respect of
                 the preceding month                            $94,880,000.00

         (b)     The Required Collateral Invested Amount
                 as of the close of business on the
                 related Distribution Date after giving
                 effect to withdrawals, deposits and
                 payments to be made in respect of the
                 preceding month                                $94,880,000.00

     10. The Pool Factor.
         ----------------

         The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor


                                   Class A                            1.00000000
                                   Class B                            1.00000000
                                                          ----------------------
                                   Total (weighted avg.)              1.00000000

     11. The Portfolio Yield.
         -------------------

         The Portfolio Yield for the related Monthly Period               12.92%

     12. The Base Rate.
         -------------

         The Base Rate for the related Monthly Period                      7.57%






C.   Information Regarding the Principal Funding Account.
     ---------------------------------------------------

     1.  Accumulation Period.
         -------------------

         (a)   Accumulation Period commencement date                    10/31/98

         (b)   Accumulation Period Length (months)                             1

         (c)   Accumulation Period Factor                                  16.71

         (d)   Required Accumulation Factor Number                            11

         (e)   Controlled Accumulation Amount                    $750,000,000.00

         (f)   Minumum Payment Rate (last 12 months)                       9.54%
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                         Series 1994-7
Page 7


     2.  Principal Funding Account
         -------------------------

     Beginning Balance                                                     $0.00
         Plus:   Principal Collections for Related Monthly
                 Period from Principal Account                              0.00
         Plus:   Interest on Principal Funding Account
                 Balance for Related Monthly Period                         0.00
         Less:   Withdrawals to Finance Charge Account                      0.00
         Less:   Withdrawals to Distribution Account                        0.00
                                                                 ---------------
     Ending Balance                                                        $0.00



     3.  Accumulation Shortfall
         ----------------------

                 The Controlled Deposit Amount for the previous
                 Monthly Period                                              N/A

         Less:   The amount deposited into the Principal
                 Funding Account for the Previous Monthly
                 Period                                                      N/A
                                                                  --------------

                 Accumulation Shortfall                                      N/A
                                                                  ==============

                 Aggregate Accumulation Shortfalls                           N/A
                                                                  ==============



     4.  Principal Funding Investment Shortfall
         --------------------------------------

                 Covered Amount                                              N/A

         Less:   Principal Funding Investment Proceeds                       N/A
                                                                  --------------

                 Principal Funding Investment Shortfall                      N/A
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                         Series 1994-7
Page 8



D.   Information Regarding the Reserve Account
     -----------------------------------------

     1.  Required Reserve Account Analysis
         ---------------------------------

         (a)   Required Reserve Account Amount percentage
               (0.5% of Class A Invested Amount or other amount
               designated by Transferor)                                   0.00%

         (b)   Required Reserve Account Amount ($)                         $0.00

         (c)   Required Reserve Account Balance after effect of            $0.00
               any transfers on the Related Transfer Date

         (d)   Reserve Draw Amount transferred to the Finance
               Charge Account on the Related Transfer Date                 $0.00


     2.  Reserve Account Investment Proceeds
         -----------------------------------

         Reserve Account Investment Proceeds transferred to the
         Finance Charge Account on the Related Transfer Date                 N/A


     3.  The Portfolio Adjusted Yield
         ----------------------------

         The Portfolio Adjusted Yield for the related Mthly Period         4.44%

MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page


                             FIRST USA BANK
                             as Servicer


                             By: /s/ W. Todd Peterson
                                -------------------------------
                                 W. Todd Peterson
                                 Vice President